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                                                                      EXHIBIT 25

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert J. Higgins his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Company's Registration Statement on Form S-3 relating up to an aggregate of 3,500,000 shares of the common stock, par value $.01 per share of the Company, to be offered by the Company and by Robert J. Higgins in such proportions as mutually determined, and any and all amendments to such Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

          SIGNATURE                      CAPACITY                   DATE
------------------------------  ---------------------------  -------------------
    /s/ ROBERT J. HIGGINS       Chairman of the Board,         March 30, 1998
------------------------------    President, Chief
     (Robert J. Higgins)          Executive Officer, and a
                                  Director

     /s/ JOHN J. SULLIVAN       Chief Financial Officer        March 30, 1998
------------------------------
      (John J. Sullivan)

   /s/ MATTHEW H. MATARASO      Secretary and a Director       March 30, 1998
------------------------------
    (Matthew H. Mataraso)

   /s/ CHARLOTTE G. FISCHER     Director                       March 30, 1998
------------------------------
    (Charlotte G. Fischer)

     /s/ GEORGE W. DOUGAN       Director                       March 30, 1998
------------------------------
      (George W. Dougan)

      /s/ ISAAC KAUFMAN         Director                       March 30, 1998
------------------------------
       (Isaac Kaufman)

   /s/ DR. JOSEPH G. MORONE     Director                       March 30, 1998
------------------------------
    (Dr. Joseph G. Morone)

      /s/ DEAN S. ADLER         Director                       March 30, 1998
------------------------------
       (Dean S. Adler)